UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1
TO
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	August 11, 2004 (May 28, 2004)

CNB Holdings, Inc.

(Exact name of registrant as specified in charter)

Georgia	000-23991	58-2362335

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7855 Northpoint Parkway
Suite 200
Alpharetta, Georgia 30022-4849

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code	(770) 650-8262.

(Former Name or Former Address, if Changed Since Last Report)

On June 9, 2004 the registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission, reporting completion of the merger between First Capital Bancorp, Inc. (“FCB”) and CNB Holdings, Inc. (“CNB”). FCB was merged with and into CNB, and the combined company (the “Company”) retained the name “CNB Holdings, Inc.” This report amends Item 7, Financial Statements and Exhibits, to include the historical, pro forma and other financial information required by Item 7.

Item 7. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The following consolidated financial statements of FCB are incorporated herein by reference to Exhibit 99.2:

Independent auditor’s report

Consolidated balance sheets as of December 31, 2003 and 2002

Consolidated statements of income for the years ended December 31, 2003 and 2002

Consolidated statements of comprehensive income for the years ended December 31, 2003 and 2002

Consolidated statements of stockholders’ equity for the years ended December 31, 2003 and 2002

Consolidated statements of cash flows for the years ended December 31, 2003 and 2002

Notes to consolidated financial statements

(b)	Pro forma financial information.

(1)	FCB and CNB unaudited pro forma combined balance sheet as of June 30, 2004 is incorporated herein by reference to the Company’s unaudited historical balance sheet as of June 30, 2004, which is included in the Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004 (previously filed with the Commission on August 11, 2004).

(2)	FCB and CNB unaudited pro forma condensed combined statement of income for the year ended December 31, 2003 is incorporated herein by reference to Exhibit 99.3.

(3)	FCB and CNB unaudited pro forma combined statement of income for the six months ended June 30, 2004 is incorporated herein by reference to Exhibit 99.4.

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(c)	Exhibits.

2.1*	Agreement and Plan of Merger, dated as of September 24, 2003, by and between CNB Holdings, Inc. and First Capital Bancorp, Inc. (set forth as Appendix A to the proxy statement/prospectus included in CNB Holdings, Inc.’s Registration Statement No. 333-111358 on Form S-4/A, previously filed with the Commission on March 19, 2004 and incorporated by reference herein)
2.1.1*	Amendment to the Agreement and Plan of Merger, dated as of March 8, 2004 by and between CNB Holdings, Inc. and First Capital Bancorp, Inc. (set forth as Appendix A to the proxy statement/prospectus included in CNB Holdings, Inc.’s Registration Statement No. 333-111358 on Form S-4/A, previously filed with the Commission on March 19, 2004 and incorporated by reference herein)
23.1	Consent of Mauldin & Jenkins, LLC
99.1*	Press Release dated June 2, 2004 regarding completion of the merger (included as Exhibit 99.1 to the Company’s Current Report on Form 8-K, previously filed with the Commission on June 9, 2004 and incorporated by reference herein)
99.2	Consolidated balance sheets of First Capital Bancorp, Inc. as of December 31, 2003 and 2002, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the two-year period ended December 31, 2003
99.3	First Capital Bancorp, Inc. and CNB Holdings, Inc. unaudited pro forma condensed combined statement of income for the year ended December 31, 2003
99.4	First Capital Bancorp, Inc. and CNB Holdings, Inc. unaudited pro forma combined statement of income for the six months ended June 30, 2004

*Previously filed

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CNB HOLDINGS, INC.
Date: August 11, 2004	By:	/s/ William R. Blanton
William R. Blanton
Vice Chairman, Chief Operating and Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Mauldin & Jenkins, LLC
99.2	Consolidated balance sheets of First Capital Bancorp, Inc. as of December 31, 2003 and 2002, and the related consolidated statements of income, comprehensive income, stockholders’ equity and cash flows for the two-year period ended December 31, 2003
99.3	First Capital Bancorp, Inc. and CNB Holdings, Inc. unaudited pro forma condensed combined statement of income for the year ended December 31, 2003
99.4	First Capital Bancorp, Inc. and CNB Holdings, Inc. unaudited pro forma combined statement of income for the six months ended June 30, 2004

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